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                                                                   Exhibit 10.38


Aristo Computers, Inc. 6700 SW 105th Ave #300 Beaverton OR 97008 503/626-6333
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Fax: 503/626-6492
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                             ARISTO COMPUTERS, INC.
                         Value Added Reseller Agreement

The parties to this Value Added Reseller Agreement ("Agreement") are Aristo Computers, Inc.,an Oregon corporation ("Aristo"), and the reseller identified below ("Reseller").

APPOINTMENT. Aristo appoints Reseller as a nonexclusive reseller of Aristo Software and related products ("Aristo Products") during the term of this Agreement to distribute and license Aristo Products only to end users and approved OEMs and VARs.

"Market" means that geographic area indicated at the end of this Agreement. The Market may be changed by Aristo on sixty (60) days written notice to Reseller. Reseller will maintain face-to-face sales and support personnel for Aristo Products only within the Market. However, using employees based in the Market, Reseller may sell to and service customers anywhere in the United States other than the Excluded Territories listed at the end of this Agreement or that Aristo may later identify in its sole discretion. Reseller will use its best efforts to promote and distribute Aristo Software within the Market. It will maintain a qualified, well-trained sales and support organization capable of representing, promoting, selling and supporting Aristo Software.

SOFTWARE. Aristo Software is distributed by Aristo under a written license agreement, a current copy of which is attached to this Agreement. Title to the Aristo Software will be and remain with Aristo or others from whom Aristo has obtained a license. As used in this Agreement, the term "purchase" or its equivalents when applied to software programs means "acquire under license. "Reseller may not copy or otherwise reproduce the Aristo Software or transfer the Aristo Software to any other person or organization, for any purpose other than as expressly provided in this Agreement or subsequently agreed to by Aristo in writing.

ORDERS. To order Aristo Products, Reseller will submit purchase orders on Aristo- supplied order forms. No Reseller purchase order will be binding on Aristo until accepted by Aristo in writing. Nothing contained in any purchase order or other document submitted by Reseller will in any way modify or add terms or conditions to this Agreement or Aristo's standard terms unless both parties sign a written amendment or modification.

PRICING. Aristo will provide Reseller with not less than thirty (30) days prior notice of any price increase. All prices are F.O.B. place of shipment. Reseller's obligation to pay Aristo is not subject to offset or the performance of any third party. Aristo pricing to Resellers is confidential.

PAYMENT. For Resellers with approved credit and who are current on their account, payment in full is due within thirty (30) days of the Aristo invoice date unless otherwise agreed in writing by an authorized officer of Aristo. Otherwise, payment is due on delivery.

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Reseller's obligation to pay Aristo is not subject to offset or the performance of any third party. Reseller will pay an additional 1.0% per month compound interest on all past due invoices. Aristo may withhold shipment if Reseller is not current on its account.

Returns. Standard Aristo Software may be returned within sixty (60) days of the Aristo invoice date for a refund to Reseller. Shipping and handling charges are not refundable. Custom software is not refundable. End Users seeking to return product must sign the applicable Aristo Refund/Return Agreement. Third party products purchased through Aristo are subject to the return policies of their respective manufacturers.

CO-OP FUND. From time to time, Aristo may implement co-op marketing or training investment programs. Guidelines and terms governing any such program will be separately distributed to Aristo VARs.

EXPORT. Aristo Products and other technical data may be subject to export licensing and other restrictions under U.S. law. Reseller will comply with all applicable restrictions on exports and re-exports, including obtaining any required U.S. Government license, authorization or approval.

NO AGENCY. Reseller is an independent contractor buying and selling Aristo Products and may not act as an agent of, incur any obligations in the name of, or make any guarantee or warranty on behalf of Aristo. Reseller has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed all Reseller activities under this Agreement. Reseller is free to establish its own prices for resale or distribution of Aristo Products.

DISCLAIMER/LIMITATION OF LIABILITY. Aristo warrants the Aristo Products purchased under this Agreement in accordance with the applicable end-user limited warranty and software license agreement accompanying the Aristo Products. Such warranties will extend from Aristo to Reseller's customers and commence upon invoice to Reseller by Aristo. Reseller will ensure that a copy of the applicable Aristo software license and limited warranty agreement is provided to Reseller's customers prior to or upon delivery of the Aristo Products. THE WARRANTIES REFERRED TO IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED. ARISTO DISCLAIMS SPECIFICALLY THE IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.

IN NO EVENT WILL ARISTO BE LIABLE, UNDER ANY LEGAL THEORY, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY, OR STATUTE, FOR ANY LOST PROFITS, LOSS OF DATA, DELAY, LOST SAVINGS, INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, EVEN IF ARISTO HAS NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THE MAXIMUM LIABILITY OF ARISTO OR ITS AGENTS TO RESELLER WILL BE RESELLER'S COST OF THE ARISTO PRODUCTS OR SERVICES AT ISSUE.

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TERM. This Agreement will continue in effect until terminated by either party at their convenience and in their sole discretion upon sixty (60) days' written notice to the other. Any claims or debts between the parties will survive the termination of this Agreement and will be fully enforceable. No setoff is allowed by Reseller against any monetary obligation of Reseller to Aristo.

Upon the termination of this Agreement, Reseller will cease representing itself as an authorized Aristo Value Added Reseller. Aristo's acceptance of any purchase order after notice of termination or termination of this Agreement will not operate as a renewal of the Agreement or as a waiver of termination. Although Aristo reserves the right to do business with whomever it wishes, Aristo will make Aristo Software version upgrades and updates available to former Aristo resellers for distribution to end-users who originally acquired Aristo Software from them as long as (a) End User wishes to continue working with Reseller, and (b) Reseller is current on its account with Aristo, and (c) the applicable products are otherwise available for sale via the Aristo's Value Added Resellers channel.

Neither Aristo nor Reseller will be liable to the other, or to any other person, for any losses or damages of any kind whatsoever, solely by reason of the termination of this Agreement. Neither Aristo nor Reseller will make any claim against the other for loss of compensation or profits or loss of prospective compensation or prospective profits with respect to any sales contemplated or on account of any expenditures, investments, or commitments made by other party in reliance on this Agreement or the continuation of this Agreement.

GENERAL. Reseller may not assign this Agreement without the prior written consent of Aristo which Aristo may grant in its sole discretion. The rights and obligations of the parties arising out of or related to this Agreement will be governed by Oregon law, exclusive of its conflict of law rules. Any dispute between the parties arising out of or related to this Agreement, or the parties' business relationship, will be resolved in Portland, Oregon exclusively and the parties consent to the jurisdiction of Oregon courts for such purpose. All such disputes will be fully and finally resolved exclusively by arbitration administered by the American Arbitration Association, Seattle, Washington under its Oregon Business Arbitration Rules. A final arbitration award will be made no later than one hundred twenty (120) days after filing the demand for arbitration. Any claim between the parties must be brought within one year of its accrual. The prevailing party in any action or arbitration between the parties will be awarded its costs and reasonable attorneys' fees by the arbitrator, at the trial level, and on appeal or petition for review, and the losing party will be responsible for all administrative and arbitrator's fees in connection with any arbitration.

This is the entire agreement between the parties relating to their relationship, regarding the purchase of Aristo Products for resale. All prior agreements, and all prior negotiations and representations, are superseded by this Agreement except that any prior obligation of Reseller to pay for Aristo Products, and any end user licenses properly granted by Reseller, remain in effect. No amendment, modification, waiver or discharge of any rights or obligations under this Agreement will be valid unless in writing and signed by the parties.

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    THE "MARKET " CONSISTS OF THE AREA COVERED BY THE FOLLOWING ZIP CODES:
                                    894-897
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              THE "EXCLUDED TERRITORY" CONSISTS OF THE FOLLOWING:

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RESELLER
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Company:     EVCOR NV RENO
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Address:     1135 TERMINAL WAY,  SUITE 106
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             RENO, NV  89502-2145
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Tel.#:   650-369-7040    Fax:   650-369-7042
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Email:   Evcorsf@aol.com
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Authorized Signing Person:   Paul Goldman
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Signature:        /s/ Paul Goldman                Date:  10/23/98
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ARISTO COMPUTERS:

Authorized Signing Person:   Ron Avni
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Signature:        /s/ Ron Avni                    Date:  11/3/98
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